                                                                  Exhibit 10.30



                        MANAGEMENT SUBSCRIPTION AGREEMENT


         MANAGEMENT SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of October 25, 2000, by and among D and W Holdings, Inc., a Delaware corporation ("Holdings"), and Doug Cross, Mike Cornwell and Keith Barnes (together, the "Stockholders").

                                    RECITALS:

         WHEREAS, Holdings has entered into a Second Amended and Restated Purchase Agreement (the "Purchase Agreement") with The Ellison Company, Inc. (the "Company"), which will provide for the acquisition by Atrium Companies, Inc. ("Atrium") of certain assets from the Company (the "Acquisition").

         WHEREAS, concurrently with the consummation of the Acquisition, the Stockholders desire to subscribe for and purchase from Holdings, and Holdings desires to issue to the Stockholders, such number of shares of Series A Common Stock, par value $.01 per share, of Holdings (the "Holdings Shares") as provided herein in exchange for the payment of the amounts set forth herein.

         NOW, THEREFORE, in consideration of the mutual premises, agreements and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. SUBSCRIPTION; PAYMENT. On the terms and subject to the conditions set forth in this Agreement, in reliance on the representations and warranties of Holdings and Atrium and in consideration of the issuance to each Stockholder of the number of Holdings Shares set forth opposite the name of such Stockholder on SCHEDULE A hereto, each Stockholder agrees to subscribe for and purchase from Holdings, at the Closing, the number of Holding Shares set forth opposite the name of such Stockholders on SCHEDULE A hereto at the aggregate purchase price in cash (the "Purchase Price") set forth opposite the name of such Stockholder on SCHEDULE A hereto.

         2. ISSUANCE AND DELIVERY OF HOLDINGS SHARES. On the terms and subject to the conditions set forth in this Agreement, in reliance on the representations and warranties of each of the Stockholders and in consideration of the payment to Holdings by each of the Stockholders of the Purchase Price set forth opposite the name of such Stockholder on SCHEDULE A hereto, Holdings agrees to issue and deliver to each Stockholder, at the Closing, the number of Holdings Shares set forth opposite the name of such Stockholder on SCHEDULE A hereto.

         3. CLOSING.

            (a) Subject to the terms and conditions of this Agreement, the closing of the transactions provided for herein (the "Closing") shall be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, on or about October 25, 2000 (the "Closing Date").

            (b) At the Closing:

                (i) each Stockholder shall deliver to Holdings the Purchase Price set forth opposite the name of such Stockholder on SCHEDULE A hereto; and

                (ii) Holdings shall deliver to each Stockholder certificates evidencing the number of Holdings Shares to be issued to such Stockholder as set forth on SCHEDULE A hereto.

         4. REPRESENTATIONS AND WARRANTIES AND OTHER AGREEMENTS OF THE STOCKHOLDERS. As an inducement to Holdings to enter into this Agreement and to consummate the transactions contemplated hereby, each of the Stockholders represents and warrants to Holdings that, with respect to such Stockholder and the Holdings Shares to be issued to such Stockholder hereunder, the following are true and correct as of the date hereof and as of the Closing Date:

            (a) The Stockholder has full legal capacity to enter into and deliver this Agreement and to perform his obligations hereunder. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes such Stockholder's legal, valid and binding obligation, enforceable against the Stockholder in accordance with its terms, except as enforceability is limited by (i) principles of equity that may restrict the availability of specific performance and other equitable remedies (whether such enforceability is considered in a proceeding in equity or at law), and (ii) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other laws applicable to creditors' rights generally.

            (b) Neither this Agreement nor any documents, certificates or statements furnished to Holdings by or on behalf of the Stockholder in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

            (c) The Stockholder is an "accredited investor," as such term is defined in Regulation D under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Act").

            (d) The Stockholder is able to bear the economic risks of holding the Holdings Shares for an indefinite period of time, has adequate means of providing for such Stockholder's current needs and possible contingencies without any need to sell the Holdings Shares and can afford to suffer the complete loss of any investment in Holdings.

            (e) The Stockholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in Holdings and protecting such Stockholder's interests in connection with an investment in Holdings or the Stockholder has been advised by a representative possessing such knowledge and experience.

            (f) The Stockholder and the Stockholder's representatives have received and carefully reviewed a copy of the Annual Report on Form 10-K for the year ended December 31, 1999 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000, of Atrium (the "SEC Filings"), and that certain Buy/Sell Agreement, dated as of the date hereof, by and between Holdings, the Stockholder and the other parties named therein (the "Buy/Sell Agreement"), and any exhibits and amendments thereof or supplements thereto, and the Stockholder understands all of the risks related to making an investment in Holdings. The Stockholder has had the opportunity to obtain any additional information necessary to verify the accuracy of the information contained in such documents and to evaluate the merits and income tax consequences of the investment in Holdings. All inquiries made by the Stockholder and the Stockholder's representatives with respect to Holdings and its subsidiaries and the purchase of the Holdings Shares have been answered. No representations or warranties have been made to the Stockholder or the Stockholder's representatives concerning the Holdings Shares or Holdings or its prospects, subsidiaries or other matters except as set forth in this Agreement. In making the decision to purchase the Holdings Shares, the Stockholder has relied upon independent investigations and, to the extent believed by such Stockholder to be appropriate, such Stockholder's representatives, including such Stockholder's own professional, financial, tax and other advisors.

            (g) The Stockholder recognizes that the Stockholder's investment in Holdings involves a high degree of risk and that no federal or state agency has passed upon the accuracy or adequacy of the SEC Filings or upon the Holdings Shares or made any finding or determination as to the fairness of an investment in Holdings.

            (h) The Stockholder is aware that the Stockholder must bear the economic risk of the Stockholder's investment in Holdings for an indefinite period of time because (i) the Holdings Shares have not been registered under the Act or under the securities laws of any state, and therefore cannot be sold unless they are subsequently registered under the Act and any applicable state securities laws or unless an exemption from such registration is available, and
(ii) the Buy/Sell Agreement provides that a

Stockholder may transfer and assign the Stockholder's Holdings Shares only upon the satisfaction of certain conditions.

            (i) The Stockholder is acquiring the Holdings Shares solely for such Stockholder's own account for investment and not with a view to the distribution or resale thereof.

            (j) The Stockholder has not offered or sold any portion of the Stockholder's Holdings Shares and has no present intention of reselling or otherwise disposing of any of the Stockholder's Holdings Shares.

            (k) The Stockholder has been advised by Holdings and agrees that (i) there is no existing public market for the Holdings Shares and there is no assurance that there will be any market for the Holdings Shares in the future,
(ii) Rule 144 promulgated under the Act ("Rule 144") is not presently available with respect to offers or sales of any securities of Holdings, (iii) when and if the Holdings Shares may be disposed of without registration under the Act in reliance on Rule 144, certain persons considered to be affiliates of Holdings will be able to dispose of the Holdings Shares only in limited amounts in accordance with the terms and conditions of such rule, and subject to the terms and conditions of this Agreement and the Buy/Sell Agreement, (iv) securities laws of jurisdictions outside the United States may restrict the Stockholder's ability to dispose of the Holdings Shares in such jurisdictions and Holdings may impose restrictions on transfers of the Holdings Shares to avoid its violation of such laws, (v) a restrictive legend may be placed on instruments representing the Holdings Shares, and (vi) a notation shall be made in the appropriate records of Holdings indicating that the Holdings Shares are subject to restrictions on transfer and, if Holdings should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions may be issued to such transfer agent with respect to the Holdings Shares.

            (l) The Stockholder will not, directly or indirectly, offer, transfer, sell, assign, pledge or otherwise dispose of the Holdings Shares or any portion thereof except in compliance with the Act and the Buy/Sell Agreement. The Stockholder agrees and acknowledges that, in the event the Stockholder is permitted to offer, transfer, sell, assign, pledge or otherwise dispose of the Holdings Shares or any portion thereof pursuant to the Buy/Sell Agreement (i) any such offer, transfer, sale, assignment, pledge or other disposition will be pursuant to an effective registration statement under the Act and under all applicable state securities laws, or (ii) the Stockholder will furnish Holdings with an opinion of counsel, which opinion and counsel shall be satisfactory to Holdings, to the effect that no such registration is required because of the availability of an exemption from registration under the Act and under all applicable state securities laws.

            (m) The Stockholder agrees that if, subject to the terms and conditions of the Buy/Sell Agreement, any of the Holdings Shares are to be disposed of in accordance with Rule 144 or otherwise by the Stockholder, the Stockholder shall promptly notify Holdings of such intended disposition and shall deliver to Holdings, at or prior to the time of such disposition, such documentation as Holdings may reasonably request in connection with such disposition and, in the case of a disposition pursuant to Rule 144, shall deliver to Holdings an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

            (n) The Stockholder has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Holdings Shares.

            (o) The Stockholder has received and, by execution hereof, acknowledges that, (i) he has accepted the offer to sell the Holdings Shares in the state indicated on the signature page hereto, (ii) the address set forth on the signature page hereto is the address where such Stockholder is a resident and domiciliary (not a temporary or transient resident), (iii) the Stockholder is not acquiring the Holdings Shares as an agent or otherwise for any other person, and (iv) the Stockholder is a citizen of the United States.

            (p) The Stockholder agrees that all of the information which such Stockholder has provided to Holdings and its affiliates and representatives concerning him and his financial position is true, complete and correct.

            (q) The Stockholder understands and agrees that Holdings is a holding company with no operations and a limited financial history.

         5. REPRESENTATIONS AND WARRANTIES OF HOLDINGS AND ATRIUM. As an inducement to the Stockholders to enter into this Agreement and to consummate the transactions contemplated hereby, Holdings or Atrium, as the case may be, represents and warrants to each Stockholder that, except as set forth in the Company Disclosure Documents (defined below), the following are true and correct as of the date hereof and as of the Closing Date:

            (a) Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) Holdings is authorized to issue 250,000,000 Holdings Shares, of which, prior to the transactions contemplated by the Purchase Agreement, 125,629,043 shares are issued and outstanding. The outstanding Holdings Shares were duly authorized and, when issued, were validly issued, fully paid and non-assessable. None of the Holdings Shares were issued in violation of any preemptive or other right. Options to acquire 15,738,401 Holdings Shares (the "Holdings Options") are issued and outstanding. Other than the Holdings Options, and except as set forth in Schedule 5(b), Holdings is not a party to or bound by any contract or agreement which grants to any person or entity an option or right of first refusal or other right of any character to acquire at any time, or upon the happening of any stated events, shares of capital stock or other securities of Holdings, whether or not presently issued or outstanding. Other than the Holdings Options, and except as set forth in Schedule 5(b), there is no outstanding right, subscription, warrant, call, option or other agreement of any kind to issue, purchase or otherwise to receive from Holdings any of the outstanding, the authorized but unissued, the unauthorized or the treasury shares of the capital stock or any other security of Holdings, and there is no outstanding security of any kind convertible or exchangeable into capital stock of Holdings.

            (c) When issued in accordance with the terms and conditions hereof, all of the Holdings Shares issued pursuant to this Agreement shall be validly issued, fully paid and non-assessable.

            (d) Holdings has all requisite corporate power and authority to enter into and deliver this Agreement and to perform its obligations hereunder, and has duly authorized the execution, delivery and performance of this Agreement by all necessary corporate action. This Agreement has been duly and validly authorized, executed and delivered by Holdings and constitutes Holdings' legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability is limited by (i) principles of equity that may restrict the availability of specific performance and other equitable remedies (whether such enforceability is considered in a proceeding in equity or at law), and (ii) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other laws applicable to creditors' rights generally.

            (e) Except for the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the execution, delivery and performance of this Agreement by Holdings is not subject to the jurisdiction, approval, notification of or consent of any governmental, regulatory or administrative agency, other than with respect to applicable state securities or blue sky laws for which the appropriate consents, approvals or authorizations have been obtained and the appropriate notices, filings, registrations or qualifications have been made.

            (f) Except for the requirements of the HSR Act, and except as set forth on Schedule 5(f), the execution, delivery and performance of this Agreement by Holdings will not violate (with or without the giving of notice or the lapse of time or both) or require any consent or approval, filing or notice under and will not conflict with, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of Holdings under Holdings' Certificate of Incorporation or By-laws or under any material indenture, mortgage, deed of trust, lease, license agreement, contract, instrument or other agreement, or any law, order, judgment or decree to which Holdings is a party or by which Holdings is bound.

         6. CONDITIONS PRECEDENT TO OBLIGATIONS OF HOLDINGS. The obligations of Holdings to consummate the transactions contemplated by this Agreement shall be subject, at its election, to the fulfillment, performance or occurrence prior to or at the Closing, to Holdings' reasonable satisfaction, of each of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES. Each representation and warranty made by the Stockholders in this Agreement or in any document delivered pursuant to the provisions hereof, shall be true and correct at and as of the time of Closing.

            (b) PERFORMANCE OF OBLIGATIONS AND CONDITIONS. The Stockholders shall have performed and complied with all obligations and conditions required by this Agreement to be performed or complied with prior to or at the Closing, including, but not limited to, the payment of the Purchase Price.

            (c) NO PROHIBITIONS. No injunction, stay or restraining order shall be in effect prohibiting the consummation of the transactions contemplated by this Agreement.

            (d) BUY/SELL AGREEMENT. Each Stockholder shall have executed and delivered the Buy/Sell Agreement.

         7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE STOCKHOLDERS. The obligations of each of the Stockholders to consummate the transactions contemplated by this Agreement shall be subject, at his election, to the fulfillment, performance or occurrence prior to or at the Closing, to the Stockholder's reasonable satisfaction, of each of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES. Each representation and warranty made by Holdings in this Agreement or in any document delivered pursuant to the provisions hereof shall be true and correct at and as of the time of Closing.

            (b) PERFORMANCE OF OBLIGATIONS AND CONDITIONS. Holdings shall have performed and complied with all obligations and conditions required by this Agreement to be performed or complied with by Holdings prior to or at the Closing.

            (c) NO PROHIBITIONS. No injunction, stay or restraining order shall be in effect prohibiting the consummation of the transactions contemplated by this Agreement.

         8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties and other agreements set forth in this Agreement shall survive execution and delivery of this Agreement and the consummation of the transactions contemplated hereby for a period of sixteen (16) months following the Closing. All of the same shall be deemed to have been relied upon by the party to which made.

         9. INDEMNITY.

         (a) Subject to the terms and conditions of this Section 9, the Stockholder hereby agrees to indemnify, defend and hold harmless Holdings and its subsidiaries and their respective officers, directors, employees, stockholders, representatives, agents, successors and assigns from and against all losses, damages, demands, claims, assessments, actions, taxes, penalties, interest, reasonable attorneys' and accountants' fees, settlement costs and other costs and expenses arising out of, or incident to, any of the following:

                (i) any breach of any representation or warranty made by any Stockholder herein or in any certificate or other instrument delivered pursuant hereto;

                (ii) any breach or failure by any Stockholder to perform or fulfill any of his covenants or agreements set forth herein;

                (iii) the sale or distribution of any Holdings Shares by any Stockholder in violation of the Act, any applicable state securities or blue sky laws or the Buy/Sell Agreement;

                (iv) any and all claims, actions, suits, proceedings, investigations, demands, assessments and judgments incident to any of the foregoing.

         (b) Each of the parties hereto has the right to rely fully upon the representations, warranties, covenants and agreements of the other contained herein or in any certificate delivered with respect to any of the foregoing. Each of the covenants and agreements shall survive the Closing indefinitely and the representations and warranties shall survive the execution of this Agreement and the Closing and shall remain in full force and effect for a period of sixteen (16) months following the Closing Date; provided, however, that such limitation on survival shall not apply to (i) any representation or warranty if a claim for indemnity pursuant to this Section 9 is delivered to any Stockholder prior to expiration of such period, or (ii) any claim based upon fraud, bad faith or willful misconduct in connection with this Agreement, which shall, in each case, survive the Closing indefinitely.

         10. PROXY. Each Stockholder hereby appoints Ardshiel, Inc. ("Ardshiel") as his attorney-in-fact and proxy to attend any and all meetings of the stockholders of Holdings, to vote all of such Stockholder's Holdings Shares and any Shares of Common Stock of Holdings acquired by such Stockholder after the date of this Agreement, to give or withhold a written consent in connection with any consent solicitation and to represent and otherwise to act for the Stockholder in the same manner and with the same effect as if done by the Stockholder in connection with the submission to the stockholders of any matter. This proxy shall be deemed to be coupled with an interest and is irrevocable and shall remain in effect until such Stockholder ceases to be a stockholder of Holdings. Each Stockholder authorizes Ardshiel to substitute any other person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of Holdings. Each Stockholder shall execute such instruments as Ardshiel may request in order to evidence the granting of this proxy.

         11. PURCHASE AGREEMENT. It shall be a condition precedent to the Closing that the parties to the Purchase Agreement execute and deliver the Purchase Agreement and consummate the Acquisition and the other transactions contemplated by the Purchase Agreement.

         12. MISCELLANEOUS.

            (a) FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement.

            (b) ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, supersedes all prior and contemporaneous agreements and understandings, if any, of the parties with respect thereto, may not be amended or supplemented except by an instrument or counterparts thereof in writing signed by the parties hereto and may not be discharged except by such written instrument or by performance. No waiver of any term or provision of this Agreement shall be effective unless in writing signed by the party to be charged and such waiver shall not be effective as to any other provision of this Agreement.

            (c) BINDING EFFECT. This Agreement shall be binding on and inure to the benefit of the parties hereto and, subject to the terms and provisions hereof, their respective legal representatives, successors and permitted assigns. Neither this Agreement nor any rights, interests or obligations hereunder may be assigned by any Stockholder without the prior written consent of Holdings.

            (d) INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

            (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together shall be deemed one and the same instrument.

            (f) NOTICES. All notices or other communications given or made hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:

            If to Holdings:

                D and W Holdings, Inc.
                c/o Ardshiel, Inc.
                230 Park Avenue
                New York, New York 10169
                Attention:  Daniel T. Morley
                Facsimile:  (212) 972-1809

            With copies to:

                Paul, Hastings, Janofsky & Walker LLP
                399 Park Avenue, 31st Floor
                New York, New York 10022-4697
                Attention:  Joel M. Simon
                            Marie Censoplano
                Facsimile:  (212) 319-4090

            If to a Stockholder:

                To the address set forth below such Stockholder's signature on the signature page hereto.

            (g) HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute part of this Agreement.

            (h) THIRD PARTY BENEFICIARIES. Except as otherwise expressly set forth herein, no individual or entity shall be a third-party beneficiary of the representations, warranties, covenants and agreements made by any party hereto.

            (i) GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York without regard to the principles of conflict of laws. The parties agree to submit to the personal and exclusive jurisdiction of the state and federal courts serving New York, New York with respect to the enforcement or interpretation of this Agreement or the parties' obligations hereunder. Each party hereto irrevocably waives, to the full extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section shall affect the right of any party hereto to serve legal process in any manner permitted by law.

            (j) SCHEDULES. All Schedules referred to in this Agreement are intended to be and are hereby specifically made a part of this Agreement.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Management Subscription Agreement as of the date and year first above written.


                                   D AND W HOLDINGS, INC.


                                   By:
                                       -----------------------------------
                                       Name:  Jeff L. Hull
                                       Title: President


                                   STOCKHOLDERS:


                                   -----------------------------------
                                   Doug Cross
                                   Address:


                                   -----------------------------------
                                   Mike Cornwell
                                   Address:


                                   -----------------------------------
                                   Keith Barnes
                                   Address:

                                   SCHEDULE A

                                                               Number of
                  Name                                      Holdings Shares
   ------------------------------------                  ----------------------
     Doug Cross                                                    1,480,769
     Mike Cornwell                                                 1,480,769
     Keith Barnes                                                    884,615

     TOTAL:                                                        3,846,153

                                  SCHEDULE 5(b)


1. Second Amended and Restated Purchase Agreement, dated as of October 17, 2000, by and among The Ellison Company, Inc., Atrium Companies, Inc. and D and W Holdings, Inc.

2. Amended and Restated Stockholders Agreement, entered into on or about October 25, 2000 (the "Stockholders Agreement"), by and among D and W Holdings, Inc. and each of the individual stockholders signatory to the Stockholders Agreement.

3. Registration Rights and Stockholders Agreement, dated as of October 25, 2000, by and among D and W Holdings, Inc. and the purchasers listed on the signature pages thereto.

4. Exchange and Registration Rights Agreement, dated as of October 25, 2000, by and among D and W Holdings, Inc. and the purchasers listed on the signature pages thereto.

5. Purchase Agreement, dated as of October 25, 2000, by and among D and W Holdings, Inc. and the purchasers listed on the signature pages thereto.

                                  SCHEDULE 5(f)


1. Amended and Restated Stockholders Agreement, dated as of October 25, 2000 (the "Stockholders Agreement"), by and among D and W Holdings, Inc. and each of the individual stockholders signatory to the Stockholders Agreement.